UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 29, 2005
(Date of earliest event reported)

                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-121654                52-1972128
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)

7430 New Technology Way, Frederick, Maryland                            21703
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Address of principal executive offices                                (Zip Code)

Registrant's Telephone Number, including area code (301) 846-8881


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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            On September 29, 2005, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Home Equity Asset-Backed Certificates, Series 2005-2, Class AI-1A, Class AI-1B, Class AII-1, Class AII-2, Class AII-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 (the "Offered Certificates"), having an aggregate original principal balance of $847,477,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 29, 2005, among the Registrant, Wells Fargo Bank, N.A., as Servicer (the "Servicer" or "Wells Fargo Bank"), HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as securities administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Home Equity Asset-Backed Certificates, Series 2005-2, Class M-12, Class M-13, Class CE, Class P, Class R and Class R-X Certificates (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), having an aggregate initial principal balance of $16,163,000, were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 97.00% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed and adjustable interest rate, conventional, monthly pay, one-to four-family residential first mortgage loans. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates. Distributions on the Private Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Available Funds are sufficient therefor.

            An election will be made to treat the Trust Estate as multiple REMICs for federal income tax purposes.

ITEM 9.01. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (EX-4) Pooling and Servicing Agreement, dated as of September 29, 2005, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A., as servicer, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as securities administrator.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION

September 29, 2005

                                        /s/ Bradley A. Davis
                                        ----------------------------------------
                                        Bradley A. Davis
                                        Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,          E
                        dated as of September 29, 2005,
                        among Wells Fargo Asset Securities
                        Corporation, Wells Fargo Bank, N.A.,
                        as servicer, HSBC Bank USA, National
                        Association, as trustee, and Wells
                        Fargo Bank, N.A., as securities
                        administrator.